Exhibit 10.21

FIRST AMENDMENT TO
CREDIT AGREEMENT

This First Amendment to Credit Agreement ("First Amendment") is made as of the 23rd day of December, 2005, among Celadon Group, Inc., Celadon Trucking Services, Inc., Truckersb2b, Inc., Celadon Logistics Services, Inc. ("Celadon Logistics"), the financial institutions that are or may from time to time become parties hereto (together with their respective successors and assigns, the "Lenders") and Lasalle Bank National Association (in its individual capacity, "LaSalle"), as Administrative Agent for the Lenders, and as Swing Line Lender and Issuing Lender.

Witnesseth:

Whereas, as of September 26, 2005, the parties hereto (other than Celadon Logistics) entered into a certain Credit Agreement (the "Agreement");

Whereas, Celadon Logistics has recently been formed as a Wholly-Owned Subsidiary of Celadon Trucking Services, Inc.;

               Whereas, the parties hereto desire that Celadon Logistics become a borrower under the Commitment established under and pursuant to the Agreement; and

Whereas, the parties desire to amend the Agreement as herein provided;

Now, Therefore, in consideration of the premises, and the mutual promises herein contained, the parties agree that the Agreement shall be, and it hereby is, amended as provided herein and the parties further agrees as follows:

PART I.  AMENDATORY PROVISIONS

SECTION I

DEFINITIONS

Section 1.1.     Definitions.

(a)  Section 1.1 of the Agreement is hereby amended by substituting the following new definitions in lieu of the existing like definitions:

Borrower means any and each of the Company, Celadon Trucking Services, Inc., TruckersB2B, Inc. and Celadon Logistics Services, Inc.

Borrowers means, jointly and severally, the Company, Celadon Trucking Services, Inc., TruckersB2B, Inc. and Celadon Logistics Services, Inc.

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Tangible Net Worth of any Person means an amount equal to: (a) Net Worth of such Person; less (b) the sum of goodwill, patents, trademarks and other assets that would be classified as intangible assets in accordance with GAAP.

SECTION 10

AFFIRMATIVE COVENANTS

Section 10.1.     Reports, Certificates and Other Information. Section 10.1 of the Agreement is hereby amended by substituting the following new Sections 10.1.1 and 10.1.2 in lieu of the existing Sections 10.1.1 and 10.1.2:

10.1.1     Annual Report. Promptly when available and in any event within 90 days after the close of each Fiscal Year: (a) a copy of the annual audit report of the Company and its Subsidiaries for such Fiscal Year, including therein consolidated balance sheets and statements of earnings and cash flows of the Company and its Subsidiaries as at the end of such Fiscal Year, certified without adverse reference to going concern value and without qualification by independent auditors of recognized standing selected by the Company and reasonably acceptable to the Administrative Agent; and (b) a consolidating balance sheet of the Company and its Subsidiaries as of the end of such Fiscal Year and consolidating statement of earnings for the Company and its Subsidiaries for such Fiscal Year, certified by a Senior Officer of the Company.

             10.1.2     Interim Reports. Promptly when available and in any event within 45 days after the end of each Fiscal Quarter (except the last Fiscal Quarter of each Fiscal Year), consolidated and consolidating balance sheets of the Company and its Subsidiaries as of the end of such Fiscal Quarter, together with consolidated and consolidating statements of earnings and consolidated cash flows for such Fiscal Quarter and for the period beginning with the first day of such Fiscal Year and ending on the last day of such Fiscal Quarter, certified by a Senior Officer of the Company.

PART II.   PROVISIONS APPLICABLE TO CELADON LOGISTICS

As of the date of this First Amendment, all of the provisions of the Agreement shall be applicable to, and binding upon, Celadon Logistics to the same extent such provisions are applicable to, and/or binding upon, the other Borrowers.

PART III.   EXHIBITS AND SCHEDULES

The Agreement is hereby amended by (a) substituting Exhibit A to this First Amendment in lieu of Exhibit A to the Agreement, and (b) by substituting Schedule 9.8 (Subsidiaries) to this First Amendment in lieu of Schedule 9.8 to the Agreement.

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PART IV.    CONTINUING EFFECT

Except as expressly modified herein:

(a)        All terms, conditions, representations, warranties and covenants contained in the Agreement shall remain the same and shall continue in full force and effect, interpreted, wherever possible, in a manner consistent with this First Amendment; provided, however, in the event of any irreconcilable inconsistency, this First Amendment shall control;

(b)        The representations and warranties contained in the Agreement shall survive this First Amendment in their original form as continuing representations and warranties of Borrowers; and

(c)        Capitalized terms used in this First Amendment, and not specifically herein defined, shall have the meanings ascribed to them in the Agreement.

In consideration hereof, each Borrower represents, warrants, covenants and agrees that:

(aa)  Each representation and warranty set forth in the Agreement, as hereby amended, remains true and correct as of the date hereof in all material respects, except to the extent that such representation and warranty is expressly intended to apply solely to an earlier date and except changes reflecting transactions permitted by the Agreement;

(bb)  There currently exist no offsets, counterclaims or defenses to the performance of the Obligations (such offsets, counterclaims or defenses, if any, being hereby expressly waived);

(cc)  Except as expressly waived in this First Amendment, there does not exist any Event of Default or Unmatured Event of Default; and

(dd)  After giving effect to this First Amendment and any transactions contemplated hereby, no Event of Default or Unmatured Event of Default is or will be occasioned hereby or thereby.

PART V.    CONDITIONS PRECEDENT

Notwithstanding anything contained in this First Amendment to the contrary, the Lenders shall have no obligation under this First Amendment until each of the following conditions precedent have been fulfilled to the satisfaction of the Lenders:

(a)      Each of the conditions set forth in Section 12.2 of the Agreement shall have been satisfied;

    (b)     The Agent shall have received each of the following, in form and substance satisfactory to the Lenders:

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(i)     This First Amendment, the Replacement Notes, and such other instruments, documents and opinions as the Lenders shall reasonably require, all duly executed by the parties thereto in the forms approved by the Agent;

(ii)     A duly executed certificate of the Secretary or any Assistant Secretary of each Borrower (A) certifying as to attached copies of resolutions of such Borrower authorizing the execution, delivery and performance, respectively, of the documents referenced in the immediately preceding subparagraph, and (B) certifying as complete and correct as to attached copies of the Articles of Incorporation and By-Laws, or certifying that such Articles of Incorporation or By-Laws, have not been amended (except as shown) since the previous delivery thereof to the Lenders;

(iii)     A Reaffirmation of Guaranty, in the form prescribed by the Agent, duly executed by the Guarantors;

(iv)     A favorable written opinion of counsel to Celadon Logistics, in form and scope acceptable to the Lenders;

      (c)     All reasonable expenses of the Agent (including, without limitation, reasonable attorneys' fees), shall have been reimbursed by Borrowers;

      (d)     All legal matters incident to this First Amendment shall be reasonably satisfactory to the Lenders and their counsel.

PART VI.     INDEPENDENT CREDIT DECISION

Each Lender acknowledges that it has, independently and without reliance upon the Agent or any other Lender, based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this First Amendment.

[THIS SPACE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the Borrowers, the Agent and the Lenders have caused this First Amendment to be executed by their respective officers duly authorized as of the date first above written.

"BORROWERS"

CELADON GROUP, INC.

By:	/s/ Paul Will
Title:	Treasurer

CELADON TRUCKING SERVICES, INC.

By:	/s/ Wayne A. Deno
Title:	Treasurer

TRUCKERSB2B, INC.

By:	/s/ Wayne A. Deno
Title:	Treasurer

CELADON LOGISTICS SERVICES, INC.

By:	/s/ Wayne A. Deno
Title:	Treasurer

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LASALLE BANK NATIONAL ASSOCIATION, as Administrative Agent, as Swing Line Lender, as Issuing Lender and as a Lender

By:	/s/ David J. Thomas
Title:	Senior Vice President

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FIFTH THIRD BANK (CENTRAL INDIANA), a Lender

By:	/s/ David O'Neal
Title:	Vice President

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JPMORGAN CHASE BANK, N.A., a Lender

By:	/s/ David R. Fischer
Title:	Senior Vice President

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